EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050
ROVI CORPORATION REPORTS SECOND QUARTER 2013 FINANCIAL PERFORMANCE

Announces Agreements to Sell Rovi Entertainment Store and Consumer Website Businesses

SANTA CLARA, Calif. (GLOBE NEWSWIRE) — July 31, 2013—Rovi Corporation (NASDAQ: ROVI) today reported financial results for the second quarter ended June 30, 2013. The Company also announced that it has entered into separate agreements to sell the Rovi Entertainment Store and Rovi's Consumer Website businesses, as part of the Company's continued focus on its core operations. Both transactions are expected to close in the third quarter of 2013. All 2012 and 2013 results presented in this release have been adjusted to reflect the Rovi Entertainment Store and Rovi's Consumer Website businesses reclassified to discontinued operations.

The Company reported second quarter revenue of $146.4 million, compared to $154.6 million in the second quarter of 2012.  Second quarter 2013 GAAP Income from continuing operations, net of tax, was $2.8 million, compared to a GAAP Loss from continuing operations, net of tax, of $3.1 million for the second quarter of 2012. After taking into consideration discontinued operations, the Company reported a second quarter GAAP net loss of $74.1 million, compared to a GAAP net loss of $18.5 million for the second quarter of 2012. The year-over-year decline in revenue was primarily attributable to continued softness in the Company's consumer electronics sales verticals. The year-over-year increase in the loss from discontinued operations was driven by $63.9 million in impairment charges related to the Rovi Entertainment Store and Rovi's Consumer Website businesses.

On a non-GAAP basis, second quarter Adjusted Pro Forma Income was $46.1 million, compared to $48.3 million in the second quarter of 2012, and second quarter Adjusted Pro Forma Income Per Common Share was $0.46, compared to $0.45 in the second quarter of 2012.

Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are defined below in the section entitled Non-GAAP or Adjusted Pro Forma Information. Reconciliations between GAAP and Adjusted Pro Forma results from operations are provided in the tables below.

“We continue to make good progress realigning the business around our core operations,” said Tom Carson, President and CEO of Rovi. “The sales of both the Rovi Entertainment Store and the Consumer Website businesses are important steps to continue sharpening our focus on driving growth in service provider and other related business.”

The Company repurchased 2.8 million shares of its stock for $65.0 million in the second quarter, bringing the total to 5.0 million shares of stock for $107.1 million during the first half of fiscal 2013. The Company now has approximately $115.8 million remaining in its existing share repurchase authorization.

Business Outlook

As a result of classifying the Consumer Website businesses as discontinued operations, Rovi's previously announced expectations for fiscal year 2013 revenue would be adjusted from $630 million - $660 million to $623 million - $651 million.  The anticipated divestiture of the Consumer Website businesses would not impact the Company's previously announced 2013 Adjusted Pro Forma Income Per Common Share expectations.

The Company has further adjusted its expectations in light of uncertainties with respect to the timing of closing several new agreements, currently in negotiation, under appropriate terms with international and Over-the-Top businesses.  The Company now anticipates fiscal year 2013 revenue of $600 million - $630 million and fiscal year 2013 Adjusted Pro Forma Income Per Common Share of $1.80 - $2.10.

“We remain highly focused on achieving the outlook we provided at the beginning of the year,” continued Tom Carson, President and CEO of Rovi. “However, given our ongoing objective to obtain appropriate value for our key intellectual property, we have decided to revise our expectations for the second half of 2013. We do so in order not to put ourselves in a difficult negotiating position regarding contract terms in order to meet previously set expectations. We believe we will close these deals under appropriate terms, it is just a question of timing.”

Conference Call Information

Rovi management will host a conference call today, July 31, 2013, at 2:00 p.m. PT / 5:00 p.m. ET to discuss the financial results. Investors and analysts interested in participating in the conference are welcome to call 1-888-549-7750 (or international +1-480-629-9722) and reference the conference ID 4629796. The conference call can also be accessed via live webcast in the Investor Relations section of Rovi's website at http://www.rovicorp.com/.

A telephonic replay of the conference call will be available through August 2, 2013 and can be accessed by calling 1-800-406-7325 (or international +1-303-590-3030) and entering access code 4629796#. A replay of the audio webcast will be available on Rovi Corporation's website approximately 1-2 hours after the live webcast ends and will remain on Rovi Corporation's website until its next quarterly earnings call.

Non-GAAP or Adjusted Pro Forma Information

Rovi Corporation provides non-GAAP Adjusted Pro Forma information. References to Adjusted Pro Forma information are references to non-GAAP pro forma measures. The Company provides Adjusted Pro Forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are supplemental measures of the Company's performance that are not required by, and are not presented in accordance with GAAP. Adjusted Pro Forma information is not a substitute for any performance measure derived in accordance with GAAP.

Adjusted Pro Forma Income is defined as GAAP income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps, caps and foreign currency collars and the reversals of discrete tax items including reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, payments to note holders and for expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as a reasonable proxy for capital expenditures.

Adjusted Pro Forma Income Per Common Share is calculated using Adjusted Pro Forma Income.

The Company's management has evaluated and made operating decisions about its business operations primarily based upon Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share. Management uses Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures.  For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company's operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, foreign currency collars, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company's operating expenses.  Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its convertible debt.

Management is using these Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets.  Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company's performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Non-GAAP measures may have limited usefulness in comparing companies.  Management believes, however, that providing Adjusted Pro Forma financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations between historical and Adjusted Pro Forma results of operations are provided in the tables below.

About Rovi Corporation

Rovi powers the discovery, delivery, display and monetization of digital entertainment. With innovative technology solutions for consumer electronics manufacturers, service providers, content producers, advertisers, retailers and websites, Rovi connects people and the entertainment they love. The company holds over 5,000 issued or pending patents worldwide and is headquartered in Santa Clara, California. More information about Rovi can be found at rovicorp.com.

Forward Looking Statements

All statements contained herein, including the quotations attributed to Mr. Carson, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or similar words that describe the Company's or its management's future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's estimates of revenues and earnings for the 2013 fiscal year, business strategies, and sales of its Rovi Entertainment Store and Consumer Website businesses.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company's ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company's technologies and integrated solutions, and the Company's completions of sale transactions involving the Rovi Entertainment Store and Consumer Website businesses. Such factors are further addressed in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Investor Contacts

Peter Halt
Rovi Corporation
+1 (818) 295-6800

Lori Barker
Rovi Corporation
+1 (408) 764-5309

Rovi Q2 2013 Business and Operating Highlights:

 Discovery:

•	Approximately 171 million licensed households worldwide; 127 million excluding pre-paid licensees

IP Licensing:

•	Expanded relationship with AT&T for its U-verse “TV Everywhere” platforms deployed online and across mobile devices

•	Licensed a major retailer's OTT video store

Guide Products:

•	TotalGuide xD app is now available from MSOs aggregating to more than 1 million subscribers

•	Renewed 36 cable operators in North and South America

Advertising:

•
Implemented advertising campaign with American Airlines and Universal McCann Manchester. Also launched new advertising campaigns with a leader in everyday skin care products, a promotional sports firm, a large alcohol distributor, a major car manufacturer and a major recording label

Video Delivery and Display:

DivX:

•	Renewed relationship with Samsung for use of DivX on mobile devices

•	Continued expansion of DivX Plus Streaming eco-system with the addition of Realtek and Marvell chipset manufacturers

•	Toshiba launched world's first connected Televisions with DivX Plus Streaming

•	67 million additional DivX deployments

Other:

Data:

•	Entered into an agreement with a major multinational retailer for its OTT offering and on-line shopping site

•	Expanded data coverage and license agreement with Microsoft to include Television and entertainment listings for Xbox One

•	Extended agreement with Nuance to include broader usage of Rovi data in voice recognition and natural language services for major service providers and device manufacturers worldwide

Divestitures:

•	Agreed to sell the Rovi Entertainment Store to Reliance Majestic Holdings, a private equity backed company. Anticipated close during the third quarter of 2013.

•
Agreed to sell Rovi's Consumer Website business to All Media Network, a new company established by one of the management teams in partnership with Ackrell Capital. Anticipated close during the third quarter of 2013.

ROVI CORPORATION
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Revenues	$146,352	$154,610	$299,882	$324,119
Costs and expenses:
Cost of revenues	22,963	27,029	53,606	52,076
Research and development	35,792	35,879	69,769	74,190
Selling, general and administrative	42,021	40,366	83,777	80,842
Depreciation	4,197	5,178	8,557	10,067
Amortization of intangible assets	24,160	24,913	48,194	49,547
Restructuring and asset impairment charges	1,382	—	2,019	1,372
Total costs and expenses	130,515	133,365	265,922	268,094
Operating income from continuing operations	15,837	21,245	33,960	56,025
Interest expense	(15,023)	(16,405)	(31,184)	(28,553)
Interest income and other, net	1,059	187	1,688	1,797
Debt modification expense	(1,047)	(32)	(1,351)	(4,496)
Gain (loss) on interest rate swaps and caps, net	7,489	(6,308)	6,445	(6,412)
Loss on debt redemption	(2,761)	—	(2,761)	(1,758)
Income (loss) from continuing operations before income taxes	5,554	(1,313)	6,797	16,603
Income tax expense	2,755	1,834	2,139	6,377
Income (loss) from continuing operations, net of tax	2,799	(3,147)	4,658	10,226
Discontinued operations, net of tax	(76,873)	(15,402)	(104,465)	(33,384)
Net loss	$(74,074)	$(18,549)	$(99,807)	$(23,158)
Basic earnings per share:
Basic income (loss) per share from continuing operations	$0.03	$(0.03)	$0.05	$0.09
Basic loss per share from discontinued operations	(0.78)	(0.14)	(1.05)	(0.31)
Basic net loss per share	$(0.75)	$(0.17)	$(1.00)	$(0.22)
Shares used in computing basic net earnings per share	98,256	107,035	99,404	107,284
Diluted earnings per share:
Diluted income (loss) per share from continuing operations	$0.03	$(0.03)	$0.05	$0.09
Diluted loss per share from discontinued operations	(0.78)	(0.14)	(1.05)	(0.30)
Diluted net loss per share	$(0.75)	$(0.17)	$(1.00)	$(0.21)
Shares used in computing diluted net earnings per share	99,334	107,035	100,098	107,869

See notes to the GAAP Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
GAAP CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	June 30, 2013	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$211,541	$285,352
Short-term investments	501,834	577,988
Trade accounts receivable, net	102,095	106,018
Taxes receivable	16,357	9,237
Deferred tax assets, net	21,181	20,373
Prepaid expenses and other current assets	20,249	26,786
Assets held for sale	4,054	76,852
Total current assets	877,311	1,102,606
Long-term marketable investment securities	121,351	104,893
Property and equipment, net	31,456	32,791
Finite-lived intangible assets, net	635,182	689,494
Other assets	25,417	23,862
Goodwill	1,348,004	1,341,035
Total assets	$3,038,721	$3,294,681

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$97,481	$94,830
Deferred revenue	16,483	16,152
Current portion of long-term debt	32,632	106,407
Liabilities held for sale	13,554	11,053
Total current liabilities	160,150	228,442
Taxes payable, less current portion	51,139	50,800
Long-term debt, less current portion	1,347,921	1,373,818
Deferred revenue, less current portion	3,577	3,921
Long-term deferred tax liabilities, net	44,194	41,596
Other non current liabilities	9,142	8,683
Total liabilities	1,616,123	1,707,260
Stockholders’ equity:
Common stock	128	125
Treasury stock	(741,694)	(634,571)
Additional paid-in capital	2,241,534	2,196,567
Accumulated other comprehensive loss	(4,238)	(1,375)
Retained earnings	(73,132)	26,675
Total stockholders’ equity	1,422,598	1,587,421
Total liabilities and stockholders’ equity	$3,038,721	$3,294,681

See notes to the GAAP Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	June 30, 2013			June 30, 2012
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$83,741	$—	$83,741	$75,919	$—	$75,919
CE discovery and advertising	26,058	—	26,058	31,861	—	31,861
CE video delivery and display	21,243	—	21,243	32,980	—	32,980
Other	15,310	—	15,310	13,850	—	13,850
Total revenues	146,352	—	146,352	154,610	—	154,610
Costs and expenses:
Cost of revenues (1)	22,963	(1,026)	21,937	27,029	(1,250)	25,779
Research and development (2)	35,792	(6,513)	29,279	35,879	(6,657)	29,222
Selling, general and administrative (3)	42,021	(9,974)	32,047	40,366	(8,961)	31,405
Depreciation (4)	4,197	—	4,197	5,178	—	5,178
Amortization of intangible assets	24,160	(24,160)	—	24,913	(24,913)	—
Restructuring and asset impairment charges	1,382	(1,382)	—	—	—	—
Total costs and expenses	130,515	(43,055)	87,460	133,365	(41,781)	91,584
Operating income from continuing operations	15,837	43,055	58,892	21,245	41,781	63,026
Interest expense (5)	(15,023)	5,704	(9,319)	(16,405)	6,241	(10,164)
Interest income and other, net	1,059	—	1,059	187	—	187
Debt modification expense	(1,047)	1,047	—	(32)	32	—
Gain (loss) on interest rate swaps and caps, net (6)	7,489	(7,489)	—	(6,308)	6,308	—
Loss on debt redemption	(2,761)	2,761	—	—	—	—
Income (loss) from continuing operations before income taxes	5,554	45,078	50,632	(1,313)	54,362	53,049
Income tax expense (7)	2,755	1,802	4,557	1,834	2,940	4,774
Income (loss) from continuing operations, net of tax	$2,799	$43,276	$46,075	$(3,147)	$51,422	$48,275
Diluted income (loss) per share from continuing operations	$0.03		$0.46	$(0.03)		$0.45
Shares used in computing diluted net earnings per share (8)	99,334		99,334	107,035	433	107,468

(1) Adjustments to cost of revenues consist of the following:
		June 30, 2013	June 30, 2012
Equity based compensation		$(970)	$(1,250)
Transition and integration costs		(56)	—
Total adjustment		$(1,026)	$(1,250)
(2) Adjustments to research and development consist of the following:
		June 30, 2013	June 30, 2012
Equity based compensation		$(6,467)	$(6,657)
Transition and integration costs		(46)	—
Total adjustment		$(6,513)	$(6,657)
(3) Adjustments to selling, general and administrative consist of the following:
		June 30, 2013	June 30, 2012
Equity based compensation		$(9,355)	$(8,961)
Transition, transaction and integration costs		(619)	—
Total adjustment		$(9,974)	$(8,961)
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.
(8) For the 2012 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Six Months Ended			Six Months Ended
	June 30, 2013			June 30, 2012
			Adjusted			Adjusted
	GAAP	Adjustments	Proforma	GAAP	Adjustments	Proforma
Revenues:
Service providers	$162,315	$—	$162,315	$153,055	$—	$153,055
CE discovery and advertising	64,524	—	64,524	70,060	—	70,060
CE video delivery and display	42,263	—	42,263	70,450	—	70,450
Other	30,780	—	30,780	30,554	—	30,554
Total revenues	299,882	—	299,882	324,119	—	324,119
Costs and expenses:
Cost of revenues (1)	53,606	(2,411)	51,195	52,076	(2,465)	49,611
Research and development (2)	69,769	(12,886)	56,883	74,190	(12,746)	61,444
Selling, general and administrative (3)	83,777	(19,027)	64,750	80,842	(18,729)	62,113
Depreciation (4)	8,557	—	8,557	10,067	—	10,067
Amortization of intangible assets	48,194	(48,194)	—	49,547	(49,547)	—
Restructuring and asset impairment charges	2,019	(2,019)	—	1,372	(1,372)	—
Total costs and expenses	265,922	(84,537)	181,385	268,094	(84,859)	183,235
Operating income from continuing operations	33,960	84,537	118,497	56,025	84,859	140,884
Interest expense (5)	(31,184)	11,688	(19,496)	(28,553)	12,430	(16,123)
Interest income and other, net	1,688	—	1,688	1,797	—	1,797
Debt modification expense	(1,351)	1,351	—	(4,496)	4,496	—
Gain (loss) on interest rate swaps and caps, net (6)	6,445	(6,445)	—	(6,412)	6,412	—
Loss on debt redemption	(2,761)	2,761	—	(1,758)	1,758	—
Income from continuing operations before income taxes	6,797	93,892	100,689	16,603	109,955	126,558
Income tax expense (7)	2,139	6,923	9,062	6,377	3,543	9,920
Income from continuing operations, net of tax	$4,658	$86,969	$91,627	$10,226	$106,412	$116,638
Diluted income per share from continuing operations	$0.05		$0.92	$0.09		$1.08
Shares used in computing diluted net earnings per share	100,098		100,098	107,869		107,869

(1) Adjustments to cost of revenues consist of the following:
		June 30, 2013	June 30, 2012
Equity based compensation		$(2,060)	$(2,465)
Transition and integration costs		(351)	—
Total adjustment		$(2,411)	$(2,465)
(2) Adjustments to research and development consist of the following:
		June 30, 2013	June 30, 2012
Equity based compensation		$(12,064)	$(12,746)
Transition and integration costs		(822)	—
Total adjustment		$(12,886)	$(12,746)
(3) Adjustments to selling, general and administrative consist of the following:
		June 30, 2013	June 30, 2012
Equity based compensation		$(17,997)	$(18,729)
Transition, transaction and integration costs		(1,030)	—
Total adjustment		$(19,027)	$(18,729)
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	March 31, 2013			March 31, 2012
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$78,574	$—	$78,574	$77,136	$—	$77,136
CE discovery and advertising	38,466	—	38,466	38,199	—	38,199
CE video delivery and display	21,020	—	21,020	37,470	—	37,470
Other	15,470	—	15,470	16,704	—	16,704
Total revenues	153,530	—	153,530	169,509	—	169,509
Costs and expenses:
Cost of revenues (1)	30,643	(1,385)	29,258	25,047	(1,215)	23,832
Research and development (2)	33,977	(6,373)	27,604	38,311	(6,089)	32,222
Selling, general and administrative (3)	41,756	(9,053)	32,703	40,476	(9,768)	30,708
Depreciation (4)	4,360	—	4,360	4,889	—	4,889
Amortization of intangible assets	24,034	(24,034)	—	24,634	(24,634)	—
Restructuring and asset impairment charges	637	(637)	—	1,372	(1,372)	—
Total costs and expenses	135,407	(41,482)	93,925	134,729	(43,078)	91,651
Operating income from continuing operations	18,123	41,482	59,605	34,780	43,078	77,858
Interest expense (5)	(16,161)	5,984	(10,177)	(12,148)	6,189	(5,959)
Interest income and other, net	629	—	629	1,610	—	1,610
Debt modification expense	(304)	304	—	(4,464)	4,464	—
Loss on interest rate swaps and caps, net (6)	(1,044)	1,044	—	(104)	104	—
Loss on debt redemption	—	—	—	(1,758)	1,758	—
Income from continuing operations before income taxes	1,243	48,814	50,057	17,916	55,593	73,509
Income tax (benefit) expense (7)	(616)	5,121	4,505	4,543	603	5,146
Income from continuing operations, net of tax	$1,859	$43,693	$45,552	$13,373	$54,990	$68,363
Diluted income per share from continuing operations	$0.02		$0.45	$0.12		$0.63
Shares used in computing diluted net earnings per share	100,877		100,877	108,269		108,269

(1) Adjustments to cost of revenues consist of the following:
		March 31, 2013	March 31, 2012
Equity based compensation		$(1,090)	$(1,215)
Transition and integration costs		(295)	—
Total adjustment		$(1,385)	$(1,215)
(2) Adjustments to research and development consist of the following:
		March 31, 2013	March 31, 2012
Equity based compensation		$(5,597)	$(6,089)
Transition and integration costs		(776)	—
Total adjustment		$(6,373)	$(6,089)
(3) Adjustments to selling, general and administrative consist of the following:
		March 31, 2013	March 31, 2012
Equity based compensation		$(8,642)	$(9,768)
Transition and integration costs		(411)	—
Total adjustment		$(9,053)	$(9,768)
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	September 30, 2012			December 31, 2012
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$76,774	$—	$76,774	$79,800	$—	$79,800
CE discovery and advertising	27,847	—	27,847	34,786	—	34,786
CE video delivery and display	44,686	—	44,686	25,334	—	25,334
Other	14,372	—	14,372	15,431	—	15,431
Total revenues	163,679	—	163,679	155,351	—	155,351
Costs and expenses:
Cost of revenues (1)	27,812	(645)	27,167	29,855	(1,091)	28,764
Research and development (2)	33,589	(4,632)	28,957	33,129	(8,193)	24,936
Selling, general and administrative (3)	37,469	(7,631)	29,838	38,652	(7,394)	31,258
Depreciation (4)	5,303	—	5,303	4,956	—	4,956
Amortization of intangible assets	25,245	(25,245)	—	25,130	(25,130)	—
Restructuring and asset impairment charges	3,176	(3,176)	—	546	(546)	—
Total costs and expenses	132,594	(41,329)	91,265	132,268	(42,354)	89,914
Operating income from continuing operations	31,085	41,329	72,414	23,083	42,354	65,437
Interest expense (5)	(16,654)	6,148	(10,506)	(16,535)	6,065	(10,470)
Interest income and other, net	1,628	—	1,628	(222)	1,292	1,070
Gain (loss) on interest rate swaps and caps, net (6)	(4,242)	4,242	—	30	(30)	—
Income from continuing operations before income taxes	11,817	51,719	63,536	6,356	49,681	56,037
Income tax (benefit) expense (7)	13,708	(7,990)	5,718	(4,394)	12,385	7,991
Income (loss) from continuing operations, net of tax	$(1,891)	$59,709	$57,818	$10,750	$37,296	$48,046
Diluted income (loss) per share from continuing operations	$(0.02)		$0.56	$0.11		$0.48
Shares used in computing diluted net earnings per share (8)	103,307	37	103,344	100,740		100,740

(1) Adjustments to cost of revenues consist of the following:
		September 30, 2012	December 31, 2012
Equity based compensation		$(645)	$(921)
Transition and integration costs		—	(170)
Total adjustment		$(645)	$(1,091)
(2) Adjustments to research and development consist of the following:
		September 30, 2012	December 31, 2012
Equity based compensation		$(4,632)	$(5,887)
Transition and integration costs		—	(2,306)
Total adjustment		$(4,632)	$(8,193)
(3) Adjustments to selling, general and administrative consist of the following:
		September 30, 2012	December 31, 2012
Equity based compensation		$(7,631)	$(6,961)
Transition and integration costs		—	(433)
Total adjustment		$(7,631)	$(7,394)
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(6) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(7) Adjusts tax expense to the adjusted pro forma cash tax rate.
(8) For the period ended September 30, 2012, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.

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